Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and	Senior Vice President and
Chief Financial Officer	Director of Corporate Finance
662/680-2000	662/680-2475

BancorpSouth Announces Second Quarter 2013 Earnings of

$20.8 Million or $0.22 per Diluted Share

TUPELO, Miss., July 22, 2013/PRNewswire — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter and six months ended June 30, 2013.

Highlights for the second quarter of 2013 included:

•	Net income of $20.8 million or $0.22 per diluted share.

•

Announced the results of a Voluntary Early Retirement Program (“VERO”), which resulted in a pre-tax charge of $10.9 million, or $0.07 per share net of tax, during the quarter and is expected to result in fully phased-in annual pre-tax savings of approximately $9 million, or $0.06 per share net of tax.

•

Announced BancorpSouth Capital Trust I will redeem all of its outstanding 8.15 percent trust preferred securities (“TRUPS”) on August 12, 2013, which is expected to result in an annual reduction of interest expense for the Company of $9.1 million, or $0.06 per share net of tax.

•	Generated net loan growth of $97.2 million, or 4.5 percent annualized.

•

Mortgage production of $435.0 million and mortgage sales of $424.4 million, which contributed to mortgage lending revenue of $17.9 million for the quarter, including a positive mortgage servicing rights (“MSR”) valuation adjustment of $5.3 million.

•	Insurance commission revenue of $25.9 million, which represents an increase of $2.9 million, or 12.6 percent, on a comparable-quarter basis.

•

Non-performing loans and leases (“NPLs”) declined $39.1 million, or 18.9 percent, compared to the first quarter of 2013, while non-performing assets (“NPAs”) decreased $47.0 million, or 15.5 percent, over the same period.

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Box 789 — Tupelo, MS 38802-0789 — (662) 680-2000

BXS Announces Second Quarter Results

July 22, 2013

The Company reported net income of $20.8 million, or $0.22 per diluted share, for the second quarter of 2013 compared with net income of $20.6 million, or $0.22 per diluted share, for the second quarter of 2012 and net income of $20.8 million, or $0.22 per diluted share, for the first quarter of 2013. Additionally, the Company reported net income of $41.6 million, or $0.44 per diluted share, for the first six months of 2013 compared to $43.5 million, or $0.47 per diluted share, for the first six months of 2012.

“Much progress was made during the second quarter towards improving our cost structure and turning our attention toward growth,” remarked Dan Rollins, Chief Executive Officer. “We made two very significant announcements during the quarter. The VERO and the TRUPS repayment are two items on which we have worked diligently. These two initiatives are expected to result in annual savings of over $18 million for our Company. We are also pleased to report quarter-over-quarter loan growth for the first time in over three years. We’ve consistently communicated to our team the importance of growing our Company while improving operating efficiency.”

Earnings for the quarter benefitted from continued solid performance from noninterest lines of business. Mortgage production totaled $435.0 million for the quarter, which contributed to mortgage lending revenue of $17.9 million for the quarter, including a positive MSR valuation adjustment of $5.3 million. Insurance commission revenue totaled $25.9 million for the second quarter, which represents an increase of $2.9 million, or 12.6 percent, compared to $23.0 million for the second quarter of last year.

Rollins added, “We also continue to be encouraged by the pace at which our credit team is working through the remaining problem assets.” Earnings for the quarter reflect a provision for credit losses of $3.0 million, which is a decrease from $6.0 million for the second quarter of 2012 and $4.0 million for the first quarter of 2013. NPLs declined $39.1 million, or 18.9 percent, during the second quarter of 2013 to $167.9 million compared with $207.0 million at March 31, 2013 and declined $99.0 million, or 37.1 percent, from $266.9 million at June 30, 2012. In addition, total NPAs declined $47.0 million, or 15.5 percent, to $256.4 million at June 30, 2013 compared with $303.3 million at March 31, 2013 and declined $154.2 million, or 37.6 percent, from $410.6 million at June 30, 2012. Net charge-offs declined to $4.6 million for the second quarter of 2013 compared with $5.9 million for the first quarter of 2013 and $11.9 million for the second quarter of 2012. Net charge-offs during the second quarter of 2013 included $4.3 million of charge-offs of loans which had been identified and reported as impaired and were reserved for in previous quarters.

Net Interest Revenue

Net interest revenue was $98.2 million for the second quarter of 2013, a decrease of 6.2 percent from $104.7 million for the second quarter of 2012 and an increase of 0.1 percent from $98.1 million for the first quarter of 2013. The fully taxable equivalent net interest margin was 3.36 percent for the second quarter of 2013 compared to 3.65 percent for the second quarter of 2012 and 3.37 percent for the first quarter of 2013. Yields on loans and leases declined to 4.62 percent for the second quarter of 2013 compared with 4.99 percent for the second quarter of 2012 and 4.70 percent for the first quarter of 2013 while yields on total interest earning assets declined to

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BXS Announces Second Quarter Results

July 22, 2013

3.82 percent for the second quarter of 2013 compared with 4.27 percent for the second quarter of 2012 and 3.87 percent for the first quarter of 2013. These declines were partially offset by declines in the average cost of interest bearing liabilities, which was 0.61 percent for the second quarter of 2013 compared with 0.80 percent for the second quarter of 2012 and 0.66 percent for the first quarter of 2013.

Asset, Deposit and Loan Activity

Total assets were $13.2 billion at June 30, 2013 compared with $13.1 billion at June 30, 2012. Total deposits were $11.0 billion at both June 30, 2013 and June 30, 2012. Loans and leases, net of unearned income, were $8.7 billion at both June 30, 2013 and June 30, 2012.

The decrease in time deposits of $305.5 million, or 11.0 percent, at June 30, 2013 compared to June 30, 2012 was offset by significant growth in noninterest bearing demand deposits, which increased $298.7 million, or 12.9 percent, over the same period. Additionally, savings deposits increased $127.2 million, or 11.7 percent, while interest bearing demand deposits declined $115.2 million, or 2.4 percent, over the same period. As of June 30, 2013, $901.5 million of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.65 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the second quarter of 2013, the provision for credit losses was $3.0 million, compared with $6.0 million for the second quarter of 2012 and $4.0 million for the first quarter of 2013. Net charge-offs for the second quarter of 2013 were $4.6 million, compared with $11.9 million for the second quarter of 2012 and $5.9 million for the first quarter of 2013. Recoveries of previously charged-off loans were $7.7 million for the second quarter of 2013, compared with $10.0 million for the second quarter of 2012 and $3.9 million for the first quarter of 2013. Annualized net charge-offs were 0.21 percent of average loans and leases for the second quarter of 2013, compared with 0.55 percent for the second quarter of 2012 and 0.27 percent for the first quarter of 2013.

NPLs were $167.9 million, or 1.94 percent of net loans and leases, at June 30, 2013, compared with $266.9 million, or 3.06 percent of net loans and leases, at June 30, 2012, and $207.0 million, or 2.41 percent of net loans and leases, at March 31, 2013. The allowance for credit losses was $161.0 million, or 1.86 percent of net loans and leases, at June 30, 2013 compared with $175.8 million, or 2.01 percent of net loans and leases, at June 30, 2012 and $162.6 million, or 1.89 percent of net loans and leases, at March 31, 2013.

NPLs at June 30, 2013 consisted primarily of $149.5 million of nonaccrual loans, compared with $188.2 million of nonaccrual loans at March 31, 2013. Included in the reduction of nonaccrual loans during the second quarter of 2013 were payments received on nonaccrual loans of $27.5 million, compared with payments received on such loans of $23.6 million during the first quarter of 2013. NPLs at June 30, 2013 also included $1.4 million of loans 90 days or more past due and still accruing, compared with $1.1 million of such loans at March 31, 2013, and included

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BXS Announces Second Quarter Results

July 22, 2013

restructured loans still accruing of $17.0 million at June 30, 2013, compared with $17.7 million of such loans at March 31, 2013. Early stage past due loans, representing loans 30-89 days past due, declined to $21.2 million at June 30, 2013 from $24.4 million at March 31, 2013.

At June 30, 2013, $18.8 million of NPLs were residential construction, acquisition and development (“CAD”) loans, $27.2 million were other CAD loans, $42.6 million were commercial real estate loans and $37.6 million were consumer mortgages. NPLs from all other loan types totaled $41.7 million at June 30, 2013. Included in nonaccrual loans at June 30, 2013 were $72.4 million of loans, or 48.4 percent of total nonaccrual loans, that were paying as agreed, compared with $105.9 million, or 56.3 percent, at March 31, 2013. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or would be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

Other real estate owned (“OREO”) decreased $7.9 million to $88.4 million during the second quarter of 2013 from $96.3 million at March 31, 2013. This net decrease reflected $9.6 million added through foreclosure, offset by sales of OREO of $15.6 million. Write-downs in the value of existing properties were $1.9 million for the second quarter of 2013 compared to $1.3 million for the first quarter of 2013. Sales of OREO during the second quarter of 2013 resulted in a net loss of $0.2 million compared to a net gain of $0.2 million for the first quarter of 2013. At June 30, 2013, OREO was carried at 43.9 percent of the aggregate loan balances at the time of foreclosure, compared with 42.2 percent at March 31, 2013.

Noninterest Revenue

Noninterest revenue was $76.1 million for the second quarter of 2013, compared with $66.5 million for the second quarter of 2012 and $71.3 million for the first quarter of 2013. These results included a positive MSR valuation adjustment of $5.3 million for the second quarter of 2013 compared with a negative adjustment of $3.8 million for the second quarter of 2012 and a positive adjustment of $1.0 million for the first quarter of 2013.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $12.6 million for the second quarter of 2013, compared with $14.9 million for the second quarter of 2012 and $11.3 million for the first quarter of 2013. Mortgage origination volume for the second quarter of 2013 was $435.0 million, compared with $444.1 million for the second quarter of 2012 and $425.9 million for the first quarter of 2013.

Credit and debit card fee revenue was $8.3 million for the second quarter of 2013, compared with $7.8 million for the second quarter of 2012 and $7.5 million for the first quarter of 2013. Service charge revenue was $12.8 million for the second quarter of 2013, compared with $13.7 million for the second quarter of 2012 and $12.8 million for the first quarter of 2013. Insurance commission revenue was $25.9 million for the second quarter of 2013, compared with $23.0 million for the second quarter of 2012 and $26.6 million for the first quarter of 2013.

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BXS Announces Second Quarter Results

July 22, 2013

Noninterest Expense

Noninterest expense for the second quarter of 2013 was $142.3 million, compared with $136.5 million for the second quarter of 2012 and $135.4 million for the first quarter of 2013. Noninterest expense for the second quarter of 2013 included a pre-tax charge of $10.9 million related to additional benefits offered under the VERO while noninterest expense for the first quarter of 2013 included a charge of $6.8 million that was recorded to increase the litigation accrual. Salaries and employee benefits expense was $78.3 million for the second quarter of 2013 compared to $77.7 million for the second quarter of 2012 and $79.4 million for the first quarter of 2013. Foreclosed property expense was $3.2 million for the second quarter of 2013 compared with $10.2 million for the second quarter of 2012 and $2.4 million for the first quarter of 2013. Deposit insurance assessments were $2.9 million for the second quarter of 2013 compared to $4.0 million for the second quarter of 2012 and $2.8 million for the first quarter of 2013.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 14.21 percent at June 30, 2013 and total risk based capital of 15.47 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization consists of 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets was 11.04 percent at June 30, 2013, compared with 10.79 percent at June 30, 2012 and 10.94 percent at March 31, 2013. The ratio of tangible shareholders’ equity to tangible assets was 9.04 percent at June 30, 2013, compared with 8.80 percent at June 30, 2012 and 8.96 percent at March 31, 2013.

Summary

Rollins concluded, “Our team is excited about the progress that was made during the second quarter and the momentum that we have heading into the second half of the year. While the two initiatives announced during the quarter result in significant tangible expense savings for the Company, there remains much work to be done to improve our cost structure. We continue to work daily on improving operating efficiency in all of our business segments. We also continue to emphasize the importance of growth, not only with our lenders but also in all of our noninterest lines of business. We are extremely encouraged by the fact that our production efforts resulted in net loan growth for the quarter. Our team is energized and focused on continuing to enhance shareholder value.”

Conference Call

BancorpSouth will conduct a conference call to discuss its second quarter 2013 results on July 23, 2013, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.2 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 292 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to expense savings related to the VERO, the redemption of the TRUPS, interest expense reduction related to the redemption of the TRUPS, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Financial Information

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended 6/30/2013	Quarter Ended 3/31/2013	Quarter Ended 12/31/2012	Quarter Ended 9/30/2012	Quarter Ended 6/30/2012
Earnings Summary:
Interest revenue	$112,009	$113,027	$117,095	$120,750	$123,204
Interest expense	13,796	14,949	16,234	17,371	18,463

Net interest revenue	98,213	98,078	100,861	103,379	104,741
Provision for credit losses	3,000	4,000	6,000	6,000	6,000

Net interest revenue, after provision for credit losses	95,213	94,078	94,861	97,379	98,741
Noninterest revenue	76,109	71,318	70,901	70,420	66,468
Noninterest expense	142,251	135,371	143,219	133,788	136,506

Income before income taxes	29,071	30,025	22,543	34,011	28,703
Income tax expense	8,316	9,220	5,563	10,186	8,079

Net income	$20,755	$20,805	$16,980	$23,825	$20,624

Balance Sheet - Period End Balances
Total assets	$13,217,705	$13,393,135	$13,397,198	$13,235,737	$13,147,818
Total earning assets	11,961,836	12,263,743	12,179,958	12,050,190	11,906,818
Total securities	2,644,939	2,607,176	2,434,032	2,483,606	2,462,831
Loans and leases, net of unearned income	8,678,714	8,581,538	8,636,989	8,679,969	8,732,395
Allowance for credit losses	161,047	162,601	164,466	169,019	175,847
Total deposits	10,961,618	11,164,926	11,088,146	10,974,640	10,956,337
Long-term debt	33,500	33,500	33,500	33,500	33,500
Total shareholder’s equity	1,459,793	1,465,180	1,449,052	1,446,703	1,418,311

Balance Sheet - Average Balances
Total assets	$13,146,040	$13,249,374	$13,143,193	$13,019,016	$13,018,231
Total earning assets	12,060,189	12,154,624	12,045,432	11,924,778	11,908,423
Total securities	2,616,274	2,520,414	2,454,031	2,481,201	2,520,932
Loans and leases, net of unearned income	8,588,673	8,580,329	8,635,139	8,716,646	8,735,225
Total deposits	10,938,489	11,090,989	10,938,246	10,856,524	10,908,919
Long-term debt	33,500	33,500	33,500	33,500	33,500
Total shareholder’s equity	1,475,211	1,462,140	1,454,417	1,432,157	1,403,733

Nonperforming assets:
Non-accrual loans and leases	$149,542	$188,190	$207,241	$219,738	$240,246
Loans and leases 90+ days past due, still accruing	1,440	1,125	1,210	1,442	1,632
Restructured loans and leases, still accruing	16,953	17,702	25,099	26,147	25,071

Non-performing loans (NPLs)	167,935	207,017	233,550	247,327	266,949

Other real estate owned	88,438	96,314	103,248	128,211	143,615

Non-performing assets (NPAs)	$256,373	$303,331	$336,798	$375,538	$410,564

Financial Ratios:
Return on average assets	0.63%	0.64%	0.51%	0.73%	0.64%
Return on average shareholders’ equity	5.64%	5.77%	4.64%	6.62%	5.91%
Return on tangible equity	7.12%	7.19%	5.84%	8.22%	7.33%
Pre-tax pre-provision return on average assets	0.98%	1.04%	0.86%	1.22%	1.07%
Non-interest income to average assets	2.32%	2.18%	2.15%	2.15%	2.05%
Non-interest expense to average assets	4.34%	4.14%	4.34%	4.09%	4.22%
Net interest margin-fully taxable equivalent	3.36%	3.37%	3.44%	3.55%	3.65%
Net interest rate spread	3.21%	3.21%	3.26%	3.37%	3.47%
Efficiency ratio (tax equivalent)	80.25%	78.55%	81.93%	75.65%	78.31%
Loan/Deposit ratio	79.17%	76.86%	77.89%	79.09%	79.70%
Price to earnings mult (avg)	20.34	18.74	16.16	16.75	18.86
Market value to book value	115.42%	105.88%	94.87%	96.22%	96.68%
Market value to book value (avg)	107.59%	98.61%	90.83%	96.35%	88.82%

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Financial Information

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended 6/30/2013	Quarter Ended 3/31/2013	Quarter Ended 12/31/2012	Quarter Ended 9/30/2012	Quarter Ended 6/30/2012

Credit Quality Ratios:
Net charge-offs to average loans and leases (annualized)	0.21%	0.27%	0.49%	0.59%	0.55%
Provision for credit losses to average loans and leases (annualized)	0.14%	0.19%	0.28%	0.28%	0.27%
Allowance for credit losses to net loans and leases	1.86%	1.89%	1.90%	1.95%	2.01%
Allowance for credit losses to non-performing loans and leases	95.90%	78.54%	70.42%	68.34%	65.87%
Allowance for credit losses to non-performing assets	62.82%	53.61%	48.83%	45.01%	42.83%
Non-performing loans and leases to net loans and leases	1.94%	2.41%	2.70%	2.85%	3.06%
Non-performing assets to net loans and leases	2.95%	3.53%	3.90%	4.33%	4.70%

Equity Ratios:
Total shareholders’ equity to total assets	11.04%	10.94%	10.82%	10.93%	10.79%
Tangible shareholders’ equity to tangible assets	9.04%	8.96%	8.83%	8.91%	8.80%

Capital Adequacy:
Tier 1 capital	14.21%	14.06%	13.77%	13.55%	13.41%
Total Capital	15.47%	15.31%	15.03%	14.81%	14.66%
Tier 1 leverage capital	10.58%	10.33%	10.25%	10.21%	10.07%
Estimated for current quarter

Common Share Data:
Basic earnings per share	$0.22	$0.22	$0.18	$0.25	$0.22
Diluted earnings per share	0.22	0.22	0.18	0.25	0.22
Cash dividends per share	0.01	0.01	0.01	0.01	0.01
Book value per share	15.34	15.39	15.33	15.32	15.02
Tangible book value per share	12.28	12.33	12.23	12.22	11.99
Market value per share (last)	17.70	16.30	14.54	14.74	14.52
Market value per share (high)	18.06	16.52	15.00	15.69	14.70
Market value per share (low)	14.72	14.14	12.55	13.81	12.40
Market value per share (avg)	16.50	15.18	13.92	14.76	13.34
Dividend payout ratio	4.59%	4.55%	5.57%	3.96%	4.58%
Total shares outstanding	95,190,797	95,174,441	94,549,867	94,440,710	94,436,377
Average shares outstanding - basic	95,177,167	94,595,897	94,496,341	94,438,433	94,436,277
Average shares outstanding - diluted	95,405,965	94,756,356	94,616,383	94,528,948	94,541,381

Yield/Rate:
(Taxable equivalent basis)
Loans, loans held for sale, and leases net of unearned income	4.62%	4.70%	4.76%	4.85%	4.99%
Available-for-sale securities:
Taxable	1.55%	1.70%	1.76%	1.86%	2.00%
Tax-exempt	5.47%	5.53%	5.42%	5.48%	5.76%
Short-term investments	0.25%	0.25%	0.25%	0.26%	0.27%
Total interest earning assets and revenue	3.82%	3.87%	3.97%	4.13%	4.27%
Deposits:
Demand - interest bearing	0.21%	0.26%	0.30%	0.33%	0.35%
Savings	0.14%	0.18%	0.22%	0.25%	0.26%
Other time	1.23%	1.27%	1.32%	1.38%	1.47%
Short-term borrowings	0.07%	0.07%	0.07%	0.09%	0.09%
Junior subordinated debt	7.16%	7.23%	7.12%	7.13%	7.22%
Long-term debt	4.18%	4.21%	4.14%	4.14%	4.19%
Total interest bearing liabilities and expense	0.61%	0.66%	0.71%	0.76%	0.80%
Interest bearing liabilities to interest earning assets	74.70%	75.54%	75.15%	76.41%	77.51%

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
	(Dollars in thousands)
Assets
Cash and due from banks	$268,647	$147,947	$223,814	$176,529	$224,084
Interest bearing deposits with other banks	526,608	969,506	979,800	757,207	603,458
Available-for-sale securities, at fair value	2,644,939	2,607,176	2,434,032	2,483,606	2,462,831
Loans and leases	8,711,023	8,614,791	8,672,752	8,716,715	8,771,642
Less: Unearned income	32,309	33,253	35,763	36,746	39,247
Allowance for credit losses	161,047	162,601	164,466	169,019	175,847

Net loans and leases	8,517,667	8,418,937	8,472,523	8,510,950	8,556,548
Loans held for sale	111,574	105,523	129,138	129,408	108,134
Premises and equipment, net	313,079	313,980	319,456	321,068	320,419
Accrued interest receivable	41,425	44,696	44,356	48,314	47,358
Goodwill	275,173	275,173	275,173	275,173	271,297
Bank owned life insurance	235,015	233,007	231,120	203,798	202,620
Other real estate owned	88,438	96,314	103,248	128,211	143,615
Other assets	195,140	180,876	184,538	201,473	207,454

Total Assets	$13,217,705	$13,393,135	$13,397,198	$13,235,737	$13,147,818

Liabilities
Deposits:
Demand: Noninterest bearing	$2,610,768	$2,582,859	$2,545,169	$2,492,508	$2,312,044
Interest bearing	4,667,041	4,840,330	4,799,496	4,697,260	4,782,243
Savings	1,210,497	1,212,736	1,145,785	1,103,490	1,083,255
Other time	2,473,312	2,529,001	2,597,696	2,681,382	2,778,795

Total deposits	10,961,618	11,164,926	11,088,146	10,974,640	10,956,337
Federal funds purchased and securities sold under agreement to repurchase	382,871	353,742	414,611	377,676	361,990
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	—	—	—	1,500
Accrued interest payable	5,230	5,519	6,140	6,759	7,161
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	214,381	209,956	245,437	236,147	208,707

Total Liabilities	11,757,912	11,927,955	11,948,146	11,789,034	11,729,507
Shareholders’ Equity
Common stock	237,976	237,936	236,375	236,102	236,091
Capital surplus	312,074	311,091	311,909	311,271	310,388
Accumulated other comprehensive (loss) income	(39,333)	(13,120)	(8,646)	5,952	1,334
Retained earnings	949,076	929,273	909,414	893,378	870,498

Total Shareholders’ Equity	1,459,793	1,465,180	1,449,052	1,446,703	1,418,311

Total Liabilities & Shareholders’ Equity	$13,217,705	$13,393,135	$13,397,198	$13,235,737	$13,147,818

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
	(Dollars in thousands)
Assets
Cash and due from banks	$160,615	$169,259	$164,801	$152,228	$152,907
Interest bearing deposits with other banks	765,729	963,600	849,710	605,270	574,624
Available-for-sale securities, at fair value	2,616,274	2,520,414	2,454,031	2,481,201	2,520,932
Federal funds sold and securities purchased under agreement to resell	—	—	—	2,717	—
Loans and leases	8,621,849	8,615,503	8,671,559	8,755,094	8,774,767
Less: Unearned income	33,176	35,174	36,420	38,448	39,542
Allowance for credit losses	163,252	166,210	170,081	179,283	185,209

Net loans and leases	8,425,421	8,414,119	8,465,058	8,537,363	8,550,016
Loans held for sale	89,513	90,281	106,552	118,944	77,642
Premises and equipment, net	313,147	316,672	320,439	320,234	320,731
Accrued interest receivable	39,317	40,806	43,144	44,789	45,494
Goodwill	275,173	275,173	275,173	273,867	271,297
Bank owned life insurance	233,670	231,814	208,504	203,151	202,616
Other real estate owned	91,505	97,336	119,852	134,384	155,471
Other assets	135,676	129,900	135,929	144,868	146,501

Total Assets	$13,146,040	$13,249,374	$13,143,193	$13,019,016	$13,018,231

Liabilities
Deposits:
Demand: Noninterest bearing	$2,522,577	$2,463,436	$2,482,168	$2,328,948	$2,248,914
Interest bearing	4,707,277	4,891,412	4,703,500	4,704,896	4,769,340
Savings	1,208,454	1,173,603	1,117,297	1,092,802	1,074,912
Other time	2,500,181	2,562,538	2,635,281	2,729,878	2,815,753

Total deposits	10,938,489	11,090,989	10,938,246	10,856,524	10,908,919
Federal funds purchased and securities sold under agreement to repurchase	399,789	360,178	401,968	388,817	374,982
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	—	—	—	1,223	1,500
Accrued interest payable	5,481	7,026	7,613	8,404	8,605
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	33,500	33,500	33,500
Other liabilities	133,258	135,229	147,137	138,079	126,680

Total Liabilities	11,670,829	11,787,234	11,688,776	11,586,859	11,614,498
Shareholders’ Equity
Common stock	237,956	236,922	236,197	236,095	236,091
Capital surplus	311,480	311,603	311,540	310,642	309,634
Accumulated other comprehensive (loss) income	(15,277)	(10,313)	1,260	2,900	(4,020)
Retained earnings	941,052	923,928	905,420	882,520	862,028

Total Shareholders’ Equity	1,475,211	1,462,140	1,454,417	1,432,157	1,403,733

Total Liabilities & Shareholders’ Equity	$13,146,040	$13,249,374	$13,143,193	$13,019,016	$13,018,231

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12	Jun-13	Jun-12
INTEREST REVENUE:
Loans and leases	$98,524	$99,092	$102,925	$105,937	$107,737	$197,616	$216,749
Deposits with other banks	483	602	529	399	382	1,085	783
Federal funds sold and securities purchased under agreement to resell	—	—	—	2	1	—	1
Available-for-sale securities:
Taxable	8,405	8,700	8,729	9,329	10,188	17,105	21,350
Tax-exempt	3,911	3,960	4,083	4,109	4,210	7,871	8,466
Loans held for sale	686	673	829	974	686	1,359	1,230

Total interest revenue	112,009	113,027	117,095	120,750	123,204	225,036	248,579

INTEREST EXPENSE:
Interest bearing demand	2,423	3,125	3,588	3,889	4,185	5,548	8,634
Savings	422	513	606	686	691	935	1,405
Other time	7,671	8,041	8,749	9,482	10,275	15,712	21,566
Federal funds purchased and securities sold under agreement to repurchase	70	63	72	73	66	133	129
FHLB borrowings	349	348	349	364	366	697	733
Junior subordinated debt	2,860	2,857	2,869	2,875	2,879	5,717	5,758
Other	1	2	1	2	1	3	3

Total interest expense	13,796	14,949	16,234	17,371	18,463	28,745	38,228

Net interest revenue	98,213	98,078	100,861	103,379	104,741	196,291	210,351
Provision for credit losses	3,000	4,000	6,000	6,000	6,000	7,000	16,000

Net interest revenue, after provision for credit losses	95,213	94,078	94,861	97,379	98,741	189,291	194,351

NONINTEREST REVENUE:
Mortgage lending	17,892	12,346	17,188	13,549	11,040	30,238	26,182
Credit card, debit card and merchant fees	8,324	7,523	8,125	8,270	7,787	15,847	15,310
Deposit service charges	12,824	12,832	13,875	14,189	13,697	25,656	28,813
Trust income	3,192	3,210	3,391	3,101	3,139	6,402	5,421
Security gains, net	3	19	152	39	177	22	251
Insurance commissions	25,862	26,641	20,502	23,519	22,964	52,503	46,117
Other	8,012	8,747	7,668	7,753	7,664	16,759	16,734

Total noninterest revenue	76,109	71,318	70,901	70,420	66,468	147,427	138,828

NONINTEREST EXPENSE:
Salaries and employee benefits	78,284	79,414	77,203	74,829	77,661	157,698	152,592
Occupancy, net of rental income	10,577	10,237	10,643	10,944	10,487	20,814	20,553
Equipment	4,585	4,948	5,309	5,083	5,124	9,533	10,457
Deposit insurance assessments	2,939	2,804	3,103	3,998	3,994	5,743	9,377
Voluntary early retirement expense	10,850	—	—	—	—	10,850	—
Other	35,016	37,968	46,961	38,934	39,240	72,984	79,207

Total noninterest expenses	142,251	135,371	143,219	133,788	136,506	277,622	272,186

Income before income taxes	29,071	30,025	22,543	34,011	28,703	59,096	60,993
Income tax expense	8,316	9,220	5,563	10,186	8,079	17,536	17,503

Net income	$20,755	$20,805	$16,980	$23,825	$20,624	$41,560	$43,490

Net income per share: Basic	$0.22	$0.22	$0.18	$0.25	$0.22	$0.44	$0.47

Diluted	$0.22	$0.22	$0.18	$0.25	$0.22	$0.44	$0.47

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,552,762	$1,480,916	$1,476,611	$1,462,719	$1,497,678
Real estate
Consumer mortgages	1,880,338	1,871,312	1,873,875	1,888,783	1,904,420
Home equity	482,068	482,398	486,074	492,833	496,245
Agricultural	237,914	249,467	256,196	257,733	251,975
Commercial and industrial-owner occupied	1,375,711	1,334,974	1,333,103	1,309,631	1,288,887
Construction, acquisition and development	709,499	728,092	735,808	823,692	835,022
Commercial real estate	1,754,841	1,739,533	1,748,881	1,738,516	1,748,748
Credit cards	103,251	98,803	104,884	101,405	101,085
All other	582,330	596,043	621,557	604,657	608,335

Total loans	$8,678,714	$8,581,538	$8,636,989	$8,679,969	$8,732,395

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$162,601	$164,466	$169,019	$175,847	$181,777

Loans and leases charged off:
Commercial and industrial	(1,008)	(1,938)	(2,174)	(4,334)	(1,582)
Real estate
Consumer mortgages	(3,114)	(1,614)	(3,789)	(2,299)	(2,818)
Home equity	(201)	(602)	(1,064)	(270)	(536)
Agricultural	(327)	(2)	(456)	(302)	(386)
Commercial and industrial-owner occupied	(830)	(300)	(1,421)	(994)	(2,732)
Construction, acquisition and development	(2,036)	(1,198)	(5,286)	(6,845)	(9,560)
Commercial real estate	(3,720)	(3,141)	(4,026)	(2,633)	(3,260)
Credit cards	(557)	(450)	(531)	(540)	(588)
All other	(462)	(492)	(977)	(731)	(438)

Total loans charged off	(12,255)	(9,737)	(19,724)	(18,948)	(21,900)

Recoveries:
Commercial and industrial	747	589	3,507	1,007	1,040
Real estate
Consumer mortgages	708	1,108	819	256	438
Home equity	184	260	66	37	78
Agricultural	120	13	10	53	53
Commercial and industrial-owner occupied	1,439	254	561	270	1,514
Construction, acquisition and development	360	886	1,621	2,676	1,955
Commercial real estate	3,634	339	2,208	1,443	4,504
Credit cards	184	148	144	144	121
All other	325	275	235	234	267

Total recoveries	7,701	3,872	9,171	6,120	9,970

Net charge-offs	(4,554)	(5,865)	(10,553)	(12,828)	(11,930)

Provision charged to operating expense	3,000	4,000	6,000	6,000	6,000

Balance, end of period	$161,047	$162,601	$164,466	$169,019	$175,847

Average loans for period	$8,588,673	$8,580,329	$8,635,139	$8,716,646	$8,735,225

Ratio:
Net charge-offs to average loans (annualized)	0.21%	0.27%	0.49%	0.59%	0.55%

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$6,225	$7,009	$9,311	$8,674	$13,156
Real estate
Consumer mortgages	34,226	39,012	36,133	35,599	35,660
Home equity	3,862	4,272	3,497	3,471	2,995
Agricultural	5,007	6,667	7,587	7,190	8,390
Commercial and industrial-owner occupied	17,084	20,719	20,910	27,059	26,957
Construction, acquisition and development	39,315	51,728	66,635	92,351	104,283
Commercial real estate	40,940	55,318	57,656	40,514	44,359
Credit cards	398	418	415	465	364
All other	2,485	3,047	5,097	4,415	4,082

Total nonaccrual loans and leases	$149,542	$188,190	$207,241	$219,738	$240,246

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$—	$22	$414	$45	$—
Real estate
Consumer mortgages	1,107	842	512	1,027	1,141
Home equity	—	—	—	—	—
Agricultural	—	—	10	—	—
Commercial and industrial-owner occupied	—	—	19	119	—
Construction, acquisition and development	—	—	—	—	—
Commercial real estate	120	—	—	—	—
Credit cards	213	261	228	236	324
All other	—	—	27	15	167

Total loans and leases 90+ days past due, still accruing	1,440	1,125	1,210	1,442	1,632

Restructured Loans and Leases, Still Accruing	16,953	17,702	25,099	26,147	25,071

Total non-performing loans and leases	167,935	207,017	233,550	247,327	266,949

OTHER REAL ESTATE OWNED:	88,438	96,314	103,248	128,211	143,615

Total Non-performing Assets	$256,373	$303,331	$336,798	$375,538	$410,564

Additions to Nonaccrual Loans and Leases During the Quarter	$21,890	$22,294	$44,674	$28,918	$41,121

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$1,517	$1,764	$3,080	$6,065	$3,040
Real estate
Consumer mortgages	11,887	11,720	13,403	14,745	14,436
Home equity	1,315	1,567	1,272	1,766	1,311
Agricultural	569	757	306	977	471
Commercial and industrial-owner occupied	1,323	956	3,498	4,859	2,745
Construction, acquisition and development	1,835	4,292	2,303	8,528	2,062
Commercial real estate	535	1,331	1,176	3,210	1,288
Credit cards	668	544	777	734	673
All other	1,591	1,473	2,422	2,861	2,544

Total Loans and Leases 30-89 days past due, still accruing	$21,240	$24,404	$28,237	$43,745	$28,570

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.14%	0.19%	0.28%	0.28%	0.27%
Allowance for credit losses to net loans and leases	1.86%	1.89%	1.90%	1.95%	2.01%
Allowance for credit losses to non-performing assets	62.82%	53.61%	48.83%	45.01%	42.83%
Allowance for credit losses to non-performing loans and leases	95.90%	78.54%	70.42%	68.34%	65.87%
Non-performing loans and leases to net loans and leases	1.94%	2.41%	2.70%	2.85%	3.06%
Non-performing assets to net loans and leases	2.95%	3.53%	3.90%	4.33%	4.70%

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$8,902	$8,182	$6,542	$4,546	$2,378
One-to-four family construction	202,603	193,032	177,392	189,561	182,648
Recreation and all other loans	42,132	42,909	44,840	62,888	66,033
Commercial construction	117,901	111,702	114,099	126,296	112,929
Commercial acquisition and development	136,174	154,997	161,546	177,887	182,570
Residential acquisition and development	201,787	217,270	231,389	262,514	288,464

Total outstanding balance	$709,499	$728,092	$735,808	$823,692	$835,022

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$—	$—	$—
One-to-four family construction	6,193	8,154	10,609	14,171	15,490
Recreation and all other loans	800	978	1,160	1,166	380
Commercial construction	2,765	3,381	5,889	6,991	4,318
Commercial acquisition and development	14,225	14,240	17,337	21,408	21,741
Residential acquisition and development	15,332	24,975	31,640	48,615	62,354

Total nonaccrual CAD loans	39,315	51,728	66,635	92,351	104,283

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	—	—	—	—
Recreation and all other loans	—	—	—	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	—	—

Total CAD loans 90+ days past due, still accruing	—	—	—	—	—

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	867	—	781	787	793
Recreation and all other loans	15	17	17	20	842
Commercial construction	351	—	—	—	—
Commercial acquisition and development	2,030	2,047	458	133	260
Residential acquisition and development	3,458	5,148	4,107	4,149	4,048

Total restructured CAD loans, still accruing	6,721	7,212	5,363	5,089	5,943

Total Non-performing CAD loans	$46,036	$58,940	$71,998	$97,440	$110,226

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	—	—	—
One-to-four family construction	3.5%	4.2%	6.4%	7.9%	8.9%
Recreation and all other loans	1.9%	2.3%	2.6%	1.9%	1.9%
Commercial construction	2.6%	3.0%	5.2%	5.5%	3.8%
Commercial acquisition and development	11.9%	10.5%	11.0%	12.1%	12.1%
Residential acquisition and development	9.3%	13.9%	15.4%	20.1%	23.0%
Total CAD NPL as a % of outstanding CAD balance	6.5%	8.1%	9.8%	11.8%	13.2%

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	June 30, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,504,523	$14,918	$29,648	$531	$—	$3,142	$1,552,762
Real estate
Consumer mortgages	1,701,566	40,526	121,497	2,979	134	13,636	1,880,338
Home equity	458,379	5,391	15,752	698	68	1,780	482,068
Agricultural	210,989	9,568	13,599	—	—	3,758	237,914
Commercial and industrial-owner occupied	1,275,037	28,413	59,568	222	—	12,471	1,375,711
Construction, acquisition and development	594,175	28,727	51,041	1,025	—	34,531	709,499
Commercial real estate	1,537,671	63,791	117,579	245	30	35,525	1,754,841
Credit cards	103,251	—	—	—	—	—	103,251
All other	566,554	5,613	8,991	523	—	649	582,330

Total loans	$7,952,145	$196,947	$417,675	$6,223	$232	$105,492	$8,678,714

	March 31, 2013
		Special
	Pass	Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,430,760	$14,297	$31,749	$546	$105	$3,459	$1,480,916
Real estate
Consumer mortgages	1,691,053	33,895	126,589	3,207	88	16,480	1,871,312
Home equity	458,264	5,269	15,908	893	27	2,037	482,398
Agricultural	218,018	9,508	17,097	—	—	4,844	249,467
Commercial and industrial-owner occupied	1,219,024	33,370	68,024	190	148	14,218	1,334,974
Construction, acquisition and development	577,477	35,525	68,648	626	—	45,816	728,092
Commercial real estate	1,508,593	63,186	117,806	245	—	49,703	1,739,533
Credit cards	98,803	—	—	—	—	—	98,803
All other	576,244	9,535	8,478	547	5	1,234	596,043

Total loans	$7,778,236	$204,585	$454,299	$6,254	$373	$137,791	$8,581,538

- MORE -

BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12

Unpaid principal balance of impaired loans	$144,408	$183,440	$206,072	$225,581	$259,703
Cumulative charge-offs on impaired loans	38,916	45,649	49,344	49,442	59,326

Impaired nonaccrual loan and lease outstanding balance	105,492	137,791	156,728	176,139	200,377

Other non-accrual loans and leases not impaired	44,050	50,399	50,513	43,599	39,869

Total non-accrual loans and leases	$149,542	$188,190	$207,241	$219,738	$240,246

Allowance for impaired loans	7,965	11,658	10,541	18,205	23,939

Nonaccrual loans and leases, net of specific reserves	$141,577	$176,532	$196,700	$201,533	$216,307

Loans and leases 90+ days past due, still accruing	$1,440	$1,125	$1,210	$1,442	$1,632
Restructured loans and leases, still accruing	16,953	17,702	25,099	26,147	25,071

Total non-performing loans and leases	$167,935	$207,017	$233,550	$247,327	$266,949

Allowance for impaired loans	$7,965	$11,658	$10,541	$18,205	$23,939
Allowance for all other loans and leases	153,082	150,943	153,925	150,814	151,908

Total allowance for credit losses	$161,047	$162,601	$164,466	$169,019	$175,847

Outstanding balance of impaired loans	$105,492	$137,791	$156,728	$176,139	$200,377
Allowance for impaired loans	7,965	11,658	10,541	18,205	23,939

Net book value of impaired loans	$97,527	$126,133	$146,187	$157,934	$176,438

Net book value of impaired loans as a % of unpaid principal balance	68%	69%	71%	70%	68%

Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	348%	299%	305%	346%	381%

Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	245%	218%	200%	212%	228%

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	June 30, 2013
	Alabama				Greater			Corporate
	and Florida				Memphis		Texas and	Banking
	Panhandle	Arkansas*	Mississippi*	Missouri	Area	Tennessee*	Louisiana	and Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$74,206	$162,329	$299,752	$39,482	$22,287	$80,889	$249,640	$624,177	$1,552,762
Real estate
Consumer mortgages	109,591	252,400	697,450	45,578	98,699	154,150	465,992	56,478	1,880,338
Home equity	61,802	37,920	161,195	21,196	68,133	67,750	61,292	2,780	482,068
Agricultural	7,906	74,970	55,706	3,226	15,558	12,291	62,785	5,472	237,914
Commercial and industrial-owner occupied	140,843	171,035	462,805	63,546	95,645	86,590	272,879	82,368	1,375,711
Construction, acquisition and development	97,522	67,579	175,817	32,995	76,679	101,142	147,135	10,630	709,499
Commercial real estate	237,154	301,709	285,156	186,444	104,652	91,941	401,372	146,413	1,754,841
Credit cards	—	—	—	—	—	—	—	103,251	103,251
All other	30,494	75,129	156,745	2,708	52,646	40,683	94,513	129,412	582,330

Total loans	$759,518	$1,143,071	$2,294,626	$395,175	$534,299	$635,436	$1,755,608	$1,160,981	$8,678,714

CAD PORTFOLIO:
Multi-family construction	$—	$—	$8	$—	$—	$5,561	$3,333	$—	$8,902
One-to-four family construction	33,574	13,258	41,768	12,257	11,557	50,833	38,286	1,070	202,603
Recreation and all other loans	1,424	8,792	11,336	292	4,893	814	14,581	—	42,132
Commercial construction	22,367	15,042	22,004	2,924	9,086	15,429	26,972	4,077	117,901
Commercial acquisition and development	12,795	15,038	39,304	7,182	24,464	12,721	22,723	1,947	136,174
Residential acquisition and development	27,362	15,449	61,397	10,340	26,679	15,784	41,240	3,536	201,787

Total CAD loans	$97,522	$67,579	$175,817	$32,995	$76,679	$101,142	$147,135	$10,630	$709,499

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$1,542	$973	$315	$25	$185	$44	$1,239	$2,204	$6,527
Real estate
Consumer mortgages	2,248	1,846	11,848	971	3,451	3,673	6,741	6,792	37,570
Home equity	997	110	853	132	424	1,001	343	2	3,862
Agricultural	79	3,797	318	361	472	162	254	1	5,444
Commercial and industrial-owner occupied	1,811	3,186	9,154	773	1,644	2,685	883	945	21,081
Construction, acquisition and development	11,596	1,357	6,058	6,351	12,388	2,910	3,831	1,545	46,036
Commercial real estate	8,445	7,388	3,123	13,844	6,095	678	1,855	1,167	42,595
Credit cards	—	—	—	—	—	—	—	2,320	2,320
All other	389	247	878	13	34	268	645	26	2,500

Total loans	$27,107	$18,904	$32,547	$22,470	$24,693	$11,421	$15,791	$15,002	$167,935

NON-PERFORMING LOANS AND LEASES AS A PERCENTAGE OF OUTSTANDING:
Commercial and industrial	2.08%	0.60%	0.11%	0.06%	0.83%	0.05%	0.50%	0.35%	0.42%
Real estate
Consumer mortgages	2.05%	0.73%	1.70%	2.13%	3.50%	2.38%	1.45%	12.03%	2.00%
Home equity	1.61%	0.29%	0.53%	0.62%	0.62%	1.48%	0.56%	0.07%	0.80%
Agricultural	1.00%	5.06%	0.57%	11.19%	3.03%	1.32%	0.40%	0.02%	2.29%
Commercial and industrial-owner occupied	1.29%	1.86%	1.98%	1.22%	1.72%	3.10%	0.32%	1.15%	1.53%
Construction, acquisition and development	11.89%	2.01%	3.45%	19.25%	16.16%	2.88%	2.60%	14.53%	6.49%
Commercial real estate	3.56%	2.45%	1.10%	7.43%	5.82%	0.74%	0.46%	0.80%	2.43%
Credit cards	—	—	—	—	—	—	—	2.25%	2.25%
All other	1.28%	0.33%	0.56%	0.48%	0.06%	0.66%	0.68%	0.02%	0.43%

Total loans	3.57%	1.65%	1.42%	5.69%	4.62%	1.80%	0.90%	1.29%	1.94%

*	Excludes the Greater Memphis Area.

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	June 30, 2013
	Alabama				Greater
	and Florida				Memphis		Texas and
	Panhandle	Arkansas*	Mississippi*	Missouri	Area	Tennessee*	Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$242	$—	$—	$—	$—	$—	$—	$—	$242
Real estate
Consumer mortgages	1,072	799	2,205	—	776	185	461	103	5,601
Home equity	—	—	166	—	—	169	—	—	335
Agricultural	875	—	—	—	1,112	2,215	—	—	4,202
Commercial and industrial-owner occupied	238	110	826	—	1,845	—	242	—	3,261
Construction, acquisition and development	13,147	1,238	12,773	157	33,456	7,839	78	234	68,922
Commercial real estate	358	314	128	2,475	1,648	145	135	—	5,203
All other	—	10	307	94	125	13	91	32	672

Total loans	$15,932	$2,471	$16,405	$2,726	$38,962	$10,566	$1,007	$369	$88,438

	Quarter Ended
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$96,314	$103,248	$128,211	$143,615	$167,808
Additions to foreclosed properties
New foreclosed property	9,639	2,222	8,451	6,268	6,904
Reductions in foreclosed properties
Sales	(15,641)	(7,811)	(27,892)	(15,392)	(26,165)
Writedowns	(1,874)	(1,345)	(5,522)	(6,280)	(4,932)

Balance, end of period	$88,438	$96,314	$103,248	$128,211	$143,615

FORECLOSED PROPERTY EXPENSE
Loss/(gain) on sale of other real estate owned	$166	$(200)	$4,203	$765	$2,708
Writedown of other real estate owned	1,874	1,345	5,522	6,280	4,932
Other foreclosed property expense	1,205	1,209	2,266	1,749	2,572

Total foreclosed property expense	$3,245	$2,354	$11,991	$8,794	$10,212

*	Excludes the Greater Memphis Area.

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
NONINTEREST REVENUE:
Mortgage lending	$17,892	$12,346	$17,188	$13,549	$11,040
Credit card, debit card and merchant fees	8,324	7,523	8,125	8,270	7,787
Deposit service charges	12,824	12,832	13,875	14,189	13,697
Trust income	3,192	3,210	3,391	3,101	3,139
Securities gains, net	3	19	152	39	177
Insurance commissions	25,862	26,641	20,502	23,519	22,964
Annuity fees	543	483	418	548	635
Brokerage commissions and fees	2,068	2,093	1,715	1,782	1,779
Bank-owned life insurance	2,008	1,887	1,899	1,750	1,812
Other miscellaneous income	3,393	4,284	3,636	3,673	3,438

Total noninterest revenue	$76,109	$71,318	$70,901	$70,420	$66,468

NONINTEREST EXPENSE:
Salaries and employee benefits	$78,284	$79,414	$77,203	$74,829	$77,661
Occupancy, net of rental income	10,577	10,237	10,643	10,944	10,487
Equipment	4,585	4,948	5,309	5,083	5,124
Deposit insurance assessments	2,939	2,804	3,103	3,998	3,994
Voluntary early retirement expense	10,850	—	—	—	—
Advertising	1,169	743	2,045	1,081	902
Foreclosed property expense	3,245	2,354	11,991	8,794	10,212
Telecommunications	2,184	2,099	2,168	2,118	2,023
Public relations	1,175	1,005	1,304	1,309	1,355
Data processing	2,783	2,468	2,714	2,312	2,444
Computer software	2,146	1,963	2,031	1,856	1,786
Amortization of intangibles	722	743	857	860	742
Legal	3,896	9,366	3,133	3,004	981
Postage and shipping	1,074	1,135	1,117	1,060	1,033
Other miscellaneous expense	16,622	16,092	19,601	16,540	17,762

Total noninterest expense	$142,251	$135,371	$143,219	$133,788	$136,506

INSURANCE COMMISSIONS:
Property and casualty commissions	$18,762	$16,878	$14,968	$17,704	$16,894
Life and health commissions	5,093	4,688	4,376	4,651	4,681
Risk management income	573	650	581	698	618
Other	1,434	4,425	577	466	771

Total insurance commissions	$25,862	$26,641	$20,502	$23,519	$22,964

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Jun-13	Mar-13	Dec-12	Sep-12	Jun-12
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$41,478	$37,882	$34,562	$34,167	$35,668
Additions to mortgage servicing rights:
Originations of servicing assets	4,012	4,268	5,146	5,784	4,076
Changes in fair value:
Due to payoffs/paydowns	(1,739)	(1,705)	(2,005)	(2,181)	(1,737)
Due to change in valuation inputs or assumptions used in the valuation model	5,252	1,037	183	(3,206)	(3,837)
Other changes in fair value	(2)	(4)	(4)	(2)	(3)

Fair value, end of period	$49,001	$41,478	$37,882	$34,562	$34,167

MORTGAGE LENDING REVENUE:
Origination	$10,471	$9,187	$15,131	$15,326	$13,119
Servicing	3,908	3,827	3,879	3,610	3,495
MSR payoffs/paydowns	(1,739)	(1,705)	(2,005)	(2,181)	(1,737)
MSR valuation adjustment	5,252	1,037	183	(3,206)	(3,837)

Total mortgage lending revenue	$17,892	$12,346	$17,188	$13,549	$11,040

Mortgage loans serviced	$5,393,580	$5,236,852	$5,058,912	$4,841,075	$4,600,799
MSR/mtg loans serviced	0.91%	0.79%	0.75%	0.71%	0.74%

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,581,570	$1,517,725	$1,401,996	$1,472,747	$1,481,060
Government agency issued residential mortgage-back securities	292,586	334,550	366,875	338,230	360,489
Government agency issued commercial mortgage-back securities	227,381	196,459	91,445	90,306	35,895
Obligations of states and political subdivisions	535,337	550,475	565,873	574,559	577,629
Other	8,065	7,967	7,843	7,764	7,758

Total available-for-sale securities	$2,644,939	$2,607,176	$2,434,032	$2,483,606	$2,462,831

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BXS Announces Second Quarter Results

July 22, 2013

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands, except per share amounts)

(Unaudited)

Certain financial information included in this press release are determined by methods other than in accordance with GAAP. Management believes such measures are relevant to understanding the capital position and performance of the Company. The non-GAAP financial measures presented in this press release are tangible shareholders’ equity to tangible assets, return on tangible equity, pre-tax pre-provision return on average assets, and tangible book value per share. Additionally, disclosure of these non-GAAP financial measures provides a meaningful base for comparability to other financial institutions. Non-GAAP financial measures are not formally defined by GAAP, and other entities may use calculation methods different than those used by the Company.

Reconciliation of Pre-tax, Pre-provision Earnings:

	Quarter ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Net income	$20,755	$20,805	$16,980	$23,825	$20,624
Plus: Provision for credit losses	3,000	4,000	6,000	6,000	6,000
Income tax expense	8,316	9,220	5,563	10,186	8,079

Pre-tax, pre-provision earnings	$32,071	$34,025	$28,543	$40,011	$34,703

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to

Total Assets and Total Shareholders’ Equity:

	Quarter ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Tangible assets
Total assets	$13,217,705	$13,393,135	$13,397,198	$13,235,737	$13,147,818
Less: Goodwill	275,173	275,173	275,173	275,173	271,297
Other identifiable intangible assets	15,865	16,586	17,329	17,932	15,108

Total tangible assets	$12,926,667	$13,101,376	$13,104,696	$12,942,632	$12,861,413

Tangible shareholders’ equity
Total shareholders’ equity	$1,459,793	$1,465,180	$1,449,052	$1,446,703	$1,418,311
Less: Goodwill	275,173	275,173	275,173	275,173	271,297
Other identifiable intangible assets	15,865	16,586	17,329	17,932	15,108

Total tangible shareholders’ equity	$1,168,755	$1,173,421	$1,156,550	$1,153,598	$1,131,906

Total average assets	$13,146,040	$13,249,374	$13,143,193	$13,019,016	$13,018,231
Total common shares outstanding	95,190,797	95,174,441	94,549,867	94,440,710	94,436,377

Tangible shareholders’ equity to tangible assets*	9.04%	8.96%	8.83%	8.91%	8.80%
Return on tangible equity**	7.12%	7.19%	5.84%	8.22%	7.33%
Pre-tax pre-provision return on average assets***	0.98%	1.04%	0.86%	1.22%	1.07%
Tangible book value per share****	$12.28	$12.33	$12.23	$12.22	$11.99

*	Tangible shareholder’ equity to tangible assets is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets, divided by the difference of total assets less goodwill and other identifiable intangible assets.
**	Return on tangible equity is defined by the Company as annualized net income divided by tangible shareholders’ equity.
***	Pre-tax pre-provision return on average assets is defined by the Company as annualized pre-tax pre-provision earnings divided by total average assets.
****	Tangible book value per share is defined by the Company as tangible shareholders’ equity divided by total common shares outstanding.

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